INSPECTION BUSINESS Mike Goodrich

INSPECTION BUSINESS UNIT: PRODUCTS & TECHNOLOGY



Explorer®
Inspection Cluster (F30™, E30™ + B30™)



NSX® Series Automated Inspection & Metrology



AWX™ Series Bare Wafer Inspection



Wafer Scanner™ System Bump Metrology



PrecisionWoRx® VX4 Probe Card Test and Analyzer

- Advanced Packaging Metrology
- Solder Microbump Inspection
- Cu Pillar Bump Inspection
- Probe Mark Inspection
- Bare Wafer Inspection
- Defect & Yield Analysis

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RUDOLPH TECHNOLOGIES

BREADTH OF WAFER HANDLING 3 Bonded 200mm wafers 200mm, 300mm and whole and sawn wafers Re-constituted 200mm, 300mm and >300mm non- std warped wafers Non-std panels Bonded warped wafers on Si or Glass carriers. Dual-sided processing Four or more wafer combinations and configurations supported per tool automatically

“TSV IS A BUSINESS…LOOKING FOR WIDER ADOPTION!” YOLE DÉVELOPPEMENT – 13 OCTOBER 2014 • 3DIC process development has been a “hurry up and wait” scenario • Technical challenges largely overcome • Commercialization and cost challenges remain 4 2015 is cited as next inflection point

INTEGRATED METROLOGY CHALLENGE Multi-layer WLCSP package volumes are increasing rapidly with finer feature sizes. In-line metrology is critical to maintain process control. TECHNOLOGY NSX + Metrology + Discover “The Rudolph metrology capability addresses process control constraints due to its speed, accuracy, and data integrity.” – MAJOR OSAT CUSTOMER FAN OUT WLP FORECAST Source: Yole Developpement VALUE / GROWTH Inspection systems with single-layer metrology are in-line systems • 2015 will see large growth in this area as companies ramp WLP processes (i.e. TSMC InFO, ASE, STATS, SPIL) • NSX + Metrology is selected process of record at two major OSATs in 2014 5

REDUCED REVIEW CHALLENGE Our Customers’ Customers are demanding 100% defect review after inspection, which slows overall tool throughput TECHNOLOGY NSX + Discover + Discover Review INSPECTION COST PER WAFER AND RTEC MARGIN IMPROVEMENT VALUE/ GROWTH Better tool CoO through increased WPH while improving the system sales prices with high-margin software. 2D/3D PROCESS ANALYSIS FLEET MANAGEMENT ADC INSPECTION AND METROLOGY REVIEW 6

REDUCED REVIEW PROCESS EXAMPLE Explorer TrueADC to classify defect images Wafer Inspection and Metrology Real Time Binning of defect and metrology data Wafer Level Signatures classify specific data clusters Defect Image Capture Selection RRF Result can be reviewed: All Surface defect and metrology data Discover Review & export RRF to Discover Discover Archive, Analysis, and Reports of all data together Fleet Management of tools to maintain optimum performance 7

SHRINKING WLP FEATURES 8

2013 2014 2015 2016 2017 10µm RDL 8µm RDL 5µm RDL 2µm RDL 1µm RDL 9 FAN OUT RDL SHRINK ROADMAPS ADVANCED PACKAGING FAN OUT REDUCES FINAL PACKAGE COST BY SAVING FE SILICON AREA Shrinking RDL is Driven by High IO and Multi Die Packages

SUB-MICRON INSPECTION CHALLENGE Shrinking Linewidth requires micro inspection for AP and WLP TECHNOLOGY Aero 1200 + Discover + Discover Review 50 36 26 18 13 9 6.4 4.4 [VALUE] [VALUE] [VALUE] [VALUE] [VALUE] [VALUE] [VALUE] [VALUE] 0.1 1 10 100 250 180 130 90 65 45 32 22 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 M inimu m R e s olution requ ired (µ ) Litho Macro Resolution Advanced Macro Insp 1 Micron Product Launch - 2015 10 VALUE GROWTH 2015 will see the push for <5µm linewidths for AP and WLP technologies

COMBINATION METROLOGY AND INSPECTION 11 A combo inspection and metrology solution reduces overall system costs + Thickness of Polyimide (Direct Measurement) Thickness of RDL (Direct Measurement) Thickness of UBM (Direct Measurement) Inspection and Metrology Combo Sub-Micron Defect Inspection • 1.25µm BF sensitivity @ > 16 wph • 3µm DF sensitivity @ >60 wph • 0.2µm BF R&D sensitivity Sub-Micron Metrology Control • RDL Height: <0.06µm 3 sig • UBM Height: <0.15µm 3 sig • 2µm RDL Overlay & CD Aero 1200

SUMMARY • WLP and particularly fan out processing is expected to ramp quickly in 2015 • Rudolph has dominated this space with over the past ten years • Advancing technologies in these areas will demand higher inspection and process control techniques INTEGRATED METROLOGY MARKET GROWTH ($M) Integrated metrology plus inspection opens additional process step opportunities – POR at two OSATs Source: Yole Developpement 12

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